                                                                    EXHIBIT 25.1
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                                SECTION 305(b)(2)

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                              THE BANK OF NEW YORK

               (Exact name of trustee as specified in its charter)

                  New York                               13-5160382
    (State of incorporation if not a        (I.R.S. employer identification no.)
              national bank)

     One Wall Street, New York, N.Y.                       10286
(Address of principal executive offices)                (Zip code)


                       Resolution Performance Products LLC
                       -----------------------------------
               (Exact name of obligor as specified in its charter)

                Delaware                                 76-0607613

    (State or other jurisdiction of                   (I.R.S. employer
     incorporation or organization)                   identification No.)


                             RPP Capital Corporation
                             -----------------------
               (Exact name of obligor as specified in its charter)

                Delaware                                76-0660306

    (State or other jurisdiction of                   (I.R.S. employer
     incorporation or organization)                   identification No.)

1600 Smith Street, Suite 2400                              77002
Houston,Texas                                           (Zip code)
(Address of principal executive offices)


                        8% Senior Secured Notes due 2009

                       (Title of the indenture securities)

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1.   General information. Furnish the following information as to the Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

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                  Name                                     Address
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     Superintendent of Banks of the            2 Rector Street,
     State of New York                         New York, N.Y. 10006, and
                                               Albany, N.Y. 12203

     Federal Reserve Bank of New York          33 Liberty Plaza,
                                               New York, N.Y. 10045

     Federal Deposit Insurance Corporation     Washington, D.C. 20429

     New York Clearing House Association       New York, New York 10005


     (b)  Whether it is authorized to exercise corporate trust powers.

     Yes.

2.   Affiliations with Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None.

16.  List of Exhibits.

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 and rule 24 of the Commission's Rules of Practice.

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No.1 to Form T-1, filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 12th day of January 2004.


                                        THE BANK OF NEW YORK


                                        By: /s/ Cynthia Chaney
                                            ------------------------------------
                                            Cynthia Chaney
                                            Vice President